NUVEEN CORE IMPACT BOND MANAGED ACCOUNTS PORTFOLIO
SUPPLEMENT DATED APRIL 23, 2021
TO THE PROSPECTUS DATED FEBRUARY 26, 2021

1.
The ninth paragraph of the section entitled “Portfolio Summary – Nuveen Core Impact Bond Managed Accounts Portfolio – Principal Investment Strategies” is hereby deleted and replaced with the following:

The Portfolio may invest up to 40% of its assets in securities of foreign issuers, including those that are located in emerging market countries.

2.	The first paragraph of the section entitled “General Information – Dividends, Distributions and Taxes” is hereby deleted and replaced with the following:
The Portfolio declares dividends daily and pays such dividends monthly. Your account will begin to accrue dividends on the business day after the day when the monies used to purchase your shares are collected by the transfer agent. The Portfolio declares and pays any taxable capital gains once a year at year end. The Portfolio may declare and pay dividends, capital gains or other taxable distributions more frequently, if necessary or appropriate in the Board’s discretion.

PLEASE KEEP THIS WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE

MGN-CIMAPSP-0421P